LOSS CONTINGENCIES	6 Months Ended
Jun. 30, 2017
Loss Contingencies
LOSS CONTINGENCIES

During 2016, a number of actions were commenced against the Company by vendors, landlords and former landlords, including a third party claim as a result of an injury suffered on a portion of a leased property not occupied by the Company. As certain of these claims represent amounts included in accounts payable they are not specifically discussed herein.

Westbury Park Associates, LLC commenced an action on or about January 11, 2017 against Air Industries Group in the NYS Supreme Court, County of Suffolk, seeking the recovery of approximately $31,000 for past rent arrears, and for an unidentified sum representing all additional rent due under a commercial lease through the end of its term, plus attorney’s fees. The additional rent due through the end of the term is approximately $105,000. The litigation is in the discovery stage and the Company believes there is a meritorious defense to the claim or that the landlord can and will mitigate its future damages by finding a new tenant.

An employee of the Company commenced an action against, among others, Rechler Equity B-2, LLC and Air Industries Group, in the Supreme Court State of New York, Suffolk County, seeking compensation in an undetermined amount for injuries suffered while leaving the premises occupied by Welding Metallurgy, Inc. Rechler Equity B-2, LLC, has served a Third Party Complaint in this action against Air Industries Group, Inc. and Welding Metallurgy, Inc. The action remains in the early pleading stage. The Company believes it is not liable to the employee and any amount it might have to pay would be covered by insurance.